Virtus Intermediate Tax-Exempt Bond Fund,

a series of Virtus Insight Trust

Supplement dated September 27, 2011 to the

Prospectus and to the Statement of Additional Information for the Virtus Insight Trust

dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 23, 2011, the Virtus Intermediate Tax-Exempt Bond Fund, formerly a series of Virtus Insight Trust, was merged with and into the Virtus Tax-Exempt Bond Fund, a separate series of Virtus Insight Trust. The Virtus Intermediate Tax-Exempt Bond Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VIT 8003/ITEBF Merged (9/2011)